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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  March 27, 1997
                                                         ----------------


                           PROVIDENT COMPANIES, INC.
                           -------------------------
               (Exact Name of Registrant as Specified in Charter)





       Delaware                1-11834              62-1598430
    ----------------        -------------          -------------
     (State or Other         (Commission           (IRS Employer
   Jurisdiction of           File Number)        Identification No.)
     Incorporation)


               One Fountain Square, Chattanooga, Tennessee 37402
               -------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (615) 755-1011
                      ------------------------------------
              (Registrant's Telephone Number, including Area Code)



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ITEM 5. OTHER EVENTS

     Provident Companies, Inc. ("Provident") is filing financial statements and pro forma financial information for The Paul Revere Corporation ("Paul Revere"), including its subsidiaries which are being acquired by Provident pursuant to the merger of Patriot Acquisition Corporation ("Newco"), a wholly owned subsidiary of Provident, with and into Paul Revere, pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of April 29, 1996 by and among Paul Revere, Newco and Provident.

     In accordance with the terms of the Merger Agreement, at the effective time of the Merger, (a) each share of the $1.00 par value common stock of Paul Revere (the "Paul Revere Common Stock") (other than shares held by Textron Inc. ("Textron")) will be canceled and extinguished and converted into the right to receive, at the election of the holder of such share, either (i) $26.00 in cash, without interest thereon (the "Cash Consideration"), (ii) 0.767 of a share of the $1.00 par value common stock of Provident (the "Provident Common Stock") (the "Stock Consideration"), or (iii) $20.00 in cash plus 0.177 of a share of Provident Common Stock (the "Mixed Consideration"), and (b) each share of Paul Revere Common Stock held by Textron will be converted into the right to receive $20.00 in cash plus 0.1578 of a share of Provident Common Stock (the "Textron Consideration" and, together with the Cash Consideration, the Stock Consideration and the Mixed Consideration, the "Merger Consideration").

     The pro forma financial information presented herein assumes that all Paul Revere shareholders (other than Textron) make Mixed Elections and that Textron receives the Textron Consideration. Such pro forma financial information does not reflect any payments by Textron to Provident in respect of sales of Provident Common Stock received by Textron in the Merger.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

     A. Financial Statements of Businesses to be Acquired

     Financial statements of Paul Revere for the years ended December 31, 1996 and 1995, with auditors report thereon, are set forth in Exhibit 99.1 and incorporated herein by reference.

     B. Pro Forma Financial Information

     Pro forma financial information reflecting consummation of the Merger are set forth in Exhibit 99.2 and incorporated herein by reference.

     C. Exhibits


        23.1 Consent of Ernst & Young, LLP.

        99.1 Audited financial statements of The Paul Revere Corporation for the years ended December 31, 1996 and 1995, with auditors report thereon.

        99.2 Pro forma financial information reflecting consummation of the acquisition of The Paul Revere Corporation by Provident Companies,
             Inc.


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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROVIDENT COMPANIES, INC.
                                        (REGISTRANT)


                                               /s/ Susan N. Roth
                                        --------------------------------

                                        Name: Susan N. Roth
                                             --------------------------
                                        Title: Corporate Secretary
                                              -------------------------




Date: March 26, 1997


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